UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

OPTINOSE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Township Line Road, Suite 300

Yardley, Pennsylvania 19067

(Address of Principal Executive Offices, and Zip Code)

(267) 364-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 16, 2025, OptiNose, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The Company filed its definitive proxy statement (the “Proxy Statement”) for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on April 15, 2025.

As of the close of business on April 7, 2025, the record date for the Special Meeting, there were 10,127,381 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 8,406,605 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of March 19, 2025, by and among the Company, Paratek Pharmaceuticals, Inc. (“Paratek”), and Orca Merger Sub, Inc. (“Merger Sub”), pursuant to which and subject to the terms and conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”) with the Company continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Paratek (the “Merger Agreement Proposal”) as described in the Proxy Statement.

Set forth below are the voting results for the Merger Agreement Proposal, which was approved by the Company’s common stockholders, receiving the affirmative vote of approximately 77.96% of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,895,529	510,861	215	–

2.	Proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the Merger (the “Advisory Compensation Proposal”) as described in the Proxy Statement.

Set forth below are the voting results for the Advisory Compensation Proposal, which was approved by the Company’s common stockholders, receiving the affirmative vote of approximately 81.65% of the votes cast by holders of Company common stock present or represented and voting at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,863,807	1,297,983	244,815	–

3.	In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger Agreement Proposal (the “Adjournment Proposal”) as described in the Proxy Statement. As there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Forward Looking Statements

This communication, and any documents to which the Company refers in this communication, contain not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “forecast,” “expect,” “believe,” “will,” “intend,” “plan,” and words of similar substance. Such forward-looking statements include the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Such forward-looking statements are subject to risks and uncertainties that could cause actual results or performance to differ materially from those expressed in or contemplated by the forward-looking statements, including the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iv) risks relating to the achievement of the milestones necessary for the payment of any contingent value rights; (v) disruption from the pending Merger making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies; (vi) risk related to the pending Merger diverting the Company management’s attention from the ongoing business operations of its business; (vii) negative effects of the announcement of the Merger or the consummation of the Merger on the market price of the Company’s common stock and on the Company’s operating results; (viii) significant transaction costs; (ix) unknown liabilities; (x) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the Merger; and (xi) other risks described in the Company’s filings with the SEC.

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, except as required by law, and expressly disclaims any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptiNose, Inc.

	By:	/s/ Terry Kohler
Terry Kohler
Date: May 16, 2025		Chief Financial Officer